                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 25, 2000
                              (January 10, 2000)


                            CYBERSOURCE CORPORATION
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
             ----------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                                                77-0472961
      ------------------------    ---------------------------------------
      (Commission File Number)    (I.R.S. Employer Identification Number)

550 South Winchester Blvd., Suite 301, San Jose, California                95128
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                (408) 556-9100
           --------------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                     INFORMATION TO BE INCLUDED IN REPORT



Item 2.  Acquisition or Disposition of Assets

     On January 10, 2000, pursuant to the Agreement and Plan of Merger, dated as of January 10, 2000, by and among CyberSource Corporation, a Delaware corporation (the "Registrant"), Aurum Acquisition Corporation, a Delaware corporation ("Merger Sub"), and ExpressGold.com, Inc., a privately held South Dakota corporation ("ExpressGold") (the "Agreement"), the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of the Registrant, with and into ExpressGold, with ExpressGold being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction was closed on January 10, 2000 and is being accounted for as a pooling of interests transaction.

     As consideration for the transaction, the Registrant issued an aggregate of 1,554,431 shares of the Registrant's common stock, $0.001 par value, in exchange for the outstanding shares of capital stock of ExpressGold, subject to the withholding of 10% of such shares in escrow in accordance with the terms of the Agreement. At the effective time of the merger, all outstanding options to purchase shares of ExpessGold common stock were automatically converted into options to purchase 12,067 shares of the Registrant's common stock based upon the conversion factor set forth in the Agreement with corresponding adjustment to their respective exercise prices. In addition, the Registrant has assumed ExpressGold's obligation to issue up to 58,710 shares of its common stock from time to time to an employee of ExpressGold.

     The Registrant currently intends that ExpressGold's business will continue to be operated in its current manner. Certain of the assets of ExpressGold were used in the development and support of ExpressGold's Internet-based store-value applications for use by online merchants, and the Registrant currently intends to use such assets in substantially the same manner.

     The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and ExpessGold, which took into account ExpressGold's financial position, operating history, products, intellectual property and other factors relating to ExpressGold's business and certain income tax aspects of the transaction. There are no material relationships between ExpressGold and either the Registrant or Merger Sub or any of their respective affiliates or any director or officer of the Registrant or Merger Sub or any associate of such director or officer.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

     It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange Commission such financial statements within 60 days of the filing date of this report.

(b)  Pro Forma Financial Information
     -------------------------------

     See response to Item 7(a).

(c)  Exhibits
     --------

     The Exhibit Index appearing on page 4 is incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYBERSOURCE CORPORATION
                                          (the Registrant)


                                          By:  /s/ Charles E. Noreen, Jr.
                                             ----------------------------
                                             Charles E. Noreen, Jr.
                                             Vice President of Finance and
                                             Administration, and Chief
                                             Financial Officer

Dated:  January 25, 2000


                                       3
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                                 EXHIBIT INDEX


                                                                Sequentially
 Exhibit                                                          Numbered
 Number                          Description                        Page
 -------                         -----------                        ----
   2.1                Agreement and Plan of Merger by and            6
                      among CyberSource Corporation, Aurum
                      Acquisition Corporation, and
                      ExpressGold.com, Inc.



Pursuant to Item 601(b)(2) of Regulation S-K, the following exhibits to this Agreement and Plan of Merger have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

       Exhibit                               Name
       -------                               ----
     Exhibit B               Confidentiality and Assignment Agreement
     Exhibit C               Opinion from Company Counsel
     Exhibit D               Opinion from Acquiror's Counsel
     Exhibit E               Affiliates Agreement